UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012 (July 22, 2012)

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Dry Creek Drive, Suite 260

Longmont, Colorado 80503

(Address of principal executive offices, including zip code)

(303) 684-4000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Merger Agreement

On July 22, 2012, DigitalGlobe, Inc., a Delaware corporation (“DigitalGlobe”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GeoEye, Inc., a Delaware corporation (“GeoEye”), 20/20 Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DigitalGlobe (“Merger Sub”), and WorldView, LLC, a Delaware limited liability company and a wholly owned subsidiary of DigitalGlobe (“Merger Sub 2”), pursuant to which, at the effective time of the Merger (the “Effective Time”), Merger Sub will be merged with and into GeoEye (the “Merger”) and the separate corporate existence of Merger Sub will cease and GeoEye will continue as the surviving corporation in the Merger (the “Surviving Corporation”) and immediately after the Effective Time, the Surviving Corporation will be merged with and into Merger Sub 2 (the “Subsequent Merger” and, together with the Merger, the “Combination”) and the separate corporate existence of the Surviving Corporation will cease and Merger Sub 2 will continue as the surviving company in the Subsequent Merger. The Combination is intended to qualify as a reorganization for federal income tax purposes.

Pursuant to the Merger Agreement and upon the terms and subject to the conditions described therein, at the Effective Time, (A) each issued and outstanding share of common stock, par value $0.01 per share, of GeoEye (“GeoEye Common Stock”) will be converted into the right to receive either (i) with respect to which an election to receive a combination of stock and cash consideration has been effectively made, the combination (“Mixed Consideration”) of (x) $4.10 in cash and (y) 1.137 shares of common stock, par value $0.001 per share, of DigitalGlobe (“DigitalGlobe Common Stock”), (ii) with respect to which an election to receive all cash consideration has been effectively made, $20.27 in cash without interest (subject to proration) or (iii) with respect to which an election to receive all stock consideration has been effectively made, 1.425 shares of DigitalGlobe Common Stock (subject to proration) and (B) each issued and outstanding share of Series A Convertible Preferred Stock of GeoEye (“GeoEye Preferred Stock”) will be converted into the right to receive (i) 1.000 share of a newly-designated series of preferred stock of DigitalGlobe (“DigitalGlobe Preferred Stock”) and (ii) $4.10 in cash for each share of GeoEye Common Stock into which such share of GeoEye Preferred Stock is convertible immediately prior to the Effective Time. If a holder of GeoEye Common Stock does not make an election as set forth above, such stockholder will receive Mixed Consideration.

The consummation of the Combination is subject to obtaining the affirmative vote of a majority of the outstanding shares of GeoEye Common Stock approving the merger and a majority of the outstanding shares of DigitalGlobe Common Stock represented at the DigitalGlobe stockholders meeting in person or by proxy approving the issuance of DigitalGlobe common stock and assumption of certain GeoEye equity plans in the merger. The consummation of the Combination is also subject to the satisfaction of certain regulatory conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval of the Federal Communications Commission.

The Merger Agreement contains representations and warranties and covenants customary for a transaction of this nature.

The Merger Agreement contains certain termination rights for both DGI and GeoEye. Upon termination of the Merger Agreement in specified circumstances, DGI or GeoEye would be required to pay the other a termination fee of $20 million.

In accordance with the Merger Agreement, upon consummation of the Combination, the DigitalGlobe board of directors will consist of ten members, six of which will be appointed by DigitalGlobe and four of which will be appointed by GeoEye’s current board of directors (including one director selected by Cerberus Capital Management, L.P., GeoEye's largest stockholder).

The representations and warranties of DigitalGlobe contained in the Merger Agreement have been made solely for the benefit of GeoEye. In addition, such representations and warranties (A) have been made only for purposes of the Merger Agreement, (B) have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company on or after January 1, 2010 and prior to the date of the Merger Agreement, (C) have been qualified by confidential disclosures made to GeoEye in connection with the Merger Agreement, (D) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (E) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (F) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding DigitalGlobe or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of DigitalGlobe or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the DigitalGlobe’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding DigitalGlobe that has been, is or will be contained in, or incorporated by reference into, the  Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that DigitalGlobe files with the SEC.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Cerberus Agreement

In connection with the Merger Agreement, on July 22, 2012, DigitalGlobe entered into an agreement (the “Cerberus Agreement”) with Cerberus Capital Management, L.P., Cerberus Partners II, L.P., Cerberus Series Four Holdings, LLC, and Cerberus Satellite LLC (collectively, the “Cerberus Parties”). The Cerberus Parties have agreed, subject to certain exceptions, not to take certain actions with respect to DigitalGlobe during the period prior to and after the consummation of the Merger. During Standstill Period I (as defined below) and Standstill Period II (as defined below), the Cerberus Parties have agreed, among other things, (A) to certain standstill provisions regarding the securities of DigitalGlobe, (B) to vote all DigitalGlobe securities owned by the Cerberus Parties and their affiliates in accordance with the recommendation of the DigitalGlobe board of directors and (C) not to sell or transfer the DigitalGlobe securities owned by the Cerberus Parties and their affiliates in connection with any tender offer, exchange offer, merger, acquisition or other business combination, or other extraordinary transaction, involving DigitalGlobe or any of its subsidiaries unless the DigitalGlobe board of directors has recommended that DigitalGlobe stockholders sell or transfer their securities in connection with such transaction.

During Standstill Period I, the Cerberus Parties may acquire beneficial ownership of DigitalGlobe common stock if upon such acquisition the aggregate beneficial ownership of DigitalGlobe common stock, including any DigitalGlobe securities on an as-converted basis, by the Cerberus Parties and their affiliates would not at any time be in excess of 11.35% of the outstanding DigitalGlobe common stock.

During Standstill Period II, the Cerberus Parties may acquire beneficial ownership of DigitalGlobe common stock if upon such acquisition the aggregate beneficial ownership of DigitalGlobe common stock, including the DigitalGlobe preferred stock and any other DigitalGlobe securities on an as-converted basis, by the Cerberus Parties and their affiliates would not at any time be in excess of 19.9% of the outstanding DigitalGlobe common stock, including the DigitalGlobe preferred stock on an as-converted basis.

"Standstill Period I" is defined in the Cerberus Agreement to mean the period beginning on July 22, 2012 and ending on either (A) the closing date of the Merger or (B) if the Merger Agreement is terminated, the date the Cerberus Parties and their affiliates cease to beneficially own any shares of DigitalGlobe common stock.

"Standstill Period II" is defined in the Cerberus Agreement to mean the period beginning on the Closing Date and ending on the date that is 12 months after the Cerberus Parties and their affiliates cease to beneficially own in the aggregate at least 5% of the issued and outstanding DigitalGlobe common stock, including the DigitalGlobe preferred stock on an as-converted basis.

Pursuant to the Cerberus Agreement and the Merger Agreement, the Cerberus Parties have the right to appoint one director to the DigitalGlobe board of directors with a term to expire at the 2014 DigitalGlobe annual meeting of stockholders.

The foregoing description of the Cerberus Agreement is not complete and is qualified in its entirety by reference to the Cerberus Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Voting Agreements

In connection with the Merger Agreement, on July 22, 2012, DigitalGlobe entered into voting agreements with certain stockholders of GeoEye, namely the Cerberus Parties, the Chairman of the Board of GeoEye and the President and Chief Executive Officer of GeoEye. Pursuant to these voting agreements, each of the applicable stockholders party thereto agreed, among other things and as applicable, (subject to certain terms and conditions) to vote such shares in favor of adoption of the Merger Agreement and approval of the Combination and the transactions contemplated by the Merger Agreement.

The foregoing descriptions of the Voting Agreements is not complete and is qualified in its entirety by reference to the Voting Agreements, which are filed as Exhibit 10.2, 10.3 and 10.4 hereto and are incorporated herein by reference.

In addition to the voting agreements referenced above, GeoEye entered into voting agreements with certain stockholders of DigitalGlobe, namely Morgan Stanley Principal Investments, Inc., the Chairman of the Board of DigitalGlobe and the President and Chief Executive Officer of DigitalGlobe. Pursuant to these voting agreements, each of the applicable stockholders party thereto agreed, among other things and as applicable, (subject to certain terms and conditions) to vote such shares in favor of the approval of the transactions contemplated by the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

On July 23, 2012, DigitalGlobe and GeoEye issued a joint press release announcing the execution of the Merger Agreement. A copy of this press release is attached hereto as Exhibit 99.1. In addition, on July 23, 2012, DigitalGlobe and GeoEye provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors, as well as letters to employees of DigitalGlobe and GeoEye and certain customers and vendors, and an employee FAQ. A copy of the investor presentation is attached hereto as Exhibit 99.2, and copies of such additional materials are attached hereto as Exhibits 99.3, 99.4, 99.5, 99.6 and 99.7.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 22, 2012, by and among DigitalGlobe, Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC, and GeoEye, Inc.*
10.1	Cerberus Agreement, dated as of July 22, 2012, by and among DigitalGlobe, Inc., Cerberus Capital Management, L.P., Cerberus Partners II, L.P., Cerberus Series Four Holdings, LLC, and Cerberus Satellite LLC
10.2	Voting Agreement, dated as of July 22, 2012, by and among DigitalGlobe, Inc., Cerberus Capital Management, L.P., Cerberus Partners II, L.P., Cerberus Series Four Holdings, LLC, and Cerberus Satellite LLC
10.3	Voting Agreement, dated as of July 22, 2012, by and between DigitalGlobe, Inc., and Lt. General James A. Abrahamson, USAF (Ret.)
10.4	Voting Agreement, dated as of July 22, 2012, by and between DigitalGlobe, Inc., and Matthew M. O’Connell
99.1	Joint Press Release of DigitalGlobe, Inc. and GeoEye, Inc., issued July 23, 2012
99.2	Investor Presentation, dated July 23, 2012
99.3	Letter to DigitalGlobe Employees, dated July 23, 2012
99.4	Employee FAQ, dated July 23, 2012
99.5	Letter to GeoEye, Inc. Employees, dated July 23, 2012
99.6	Letter to DigitalGlobe Customers, dated July 23, 2012
99.7	Letter to DigitalGlobe Vendors, dated July 23, 2012

*This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

Cautionary Statement Regarding Forward Looking Statements

This document may contain or incorporate forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements relate to future events or future financial performance and generally can be identified by the use of terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words, although not all forward-looking statements contain these words.

This document contains forward-looking statements relating to the proposed strategic combination of DigitalGlobe and GeoEye pursuant to a merger. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approvals by DigitalGlobe and GeoEye stockholders may not be obtained; (2) there may be a material adverse change of GeoEye or the business of GeoEye may suffer as a result of uncertainty surrounding the transaction; (3) the anticipated benefits of the transaction may not be fully realized or may take longer to realize than expected; (4) the costs or challenges related to the integration of DigitalGlobe and GeoEye operations could be greater than expected; (5) the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; (6) the impact of legislative, regulatory, competitive and technological changes; (7) the risk that the credit ratings of the combined company may be different from what the companies expect; (8) other business effects, including the effects of industry, economic or political conditions outside of the companies' control, transaction costs and actual or contingent liabilities; (9) the outcome of any legal proceedings related to the transaction; and (10) other risk factors as detailed from time to time in DigitalGlobe’s and GeoEye’s reports filed with the Securities and Exchange Commission ("SEC"), including their respective Annual Reports on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2012, which are available on the SEC's Web site (www.sec.gov). There can be no assurance that the strategic combination will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the strategic combination will be realized.

Neither DigitalGlobe nor GeoEye undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, DigitalGlobe plans to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of DigitalGlobe and GeoEye that also constitutes a prospectus of each of DigitalGlobe and GeoEye. DigitalGlobe and GeoEye will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about DigitalGlobe and GeoEye, free of charge, from the SEC's Web site (www.sec.gov). Investors may also obtain DigitalGlobe’s SEC filings in connection with the transaction, free of charge, from DigitalGlobe’s Web site (www.digitalglobe.com) under the tab "Investors" and then under the heading "SEC Filings," or by directing a request to DigitalGlobe, 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503, Attention: Corporate Secretary. Investors may also obtain GeoEye’s SEC filings in connection with the transaction, free of charge, from GeoEye’s Web site (www.geoeye.com) under the tab "About Us – Investor Relations" and then under the heading "SEC Filings," or by directing a request to GeoEye, 2325 Dulles Corner Boulevard, Herndon, Virginia 20171, Attention: Corporate Secretary.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of DigitalGlobe and GeoEye and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding DigitalGlobe’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 10, 2012, and information regarding GeoEye’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 27, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Information Furnished

The information in Item 7.01 and Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by DigitalGlobe, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.
Date: July 23, 2012
	By:	/s/ Daniel L. Jablonsky
Daniel L. Jablonsky
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 22, 2012, by and among DigitalGlobe, Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC, and GeoEye, Inc.*
10.1	Cerberus Agreement, dated as of July 22, 2012, by and among DigitalGlobe, Inc., Cerberus Capital Management, L.P., Cerberus Partners II, L.P., Cerberus Series Four Holdings, LLC, and Cerberus Satellite LLC
10.2	Voting Agreement, dated as of July 22, 2012, by and among DigitalGlobe, Inc., Cerberus Capital Management, L.P., Cerberus Partners II, L.P., Cerberus Series Four Holdings, LLC, and Cerberus Satellite LLC
10.3	Voting Agreement, dated as of July 22, 2012, by and between DigitalGlobe, Inc., and Lt. General James A. Abrahamson, USAF (Ret.)
10.4	Voting Agreement, dated as of July 22, 2012, by and between DigitalGlobe, Inc., and Matthew M. O’Connell
99.1	Joint Press Release of DigitalGlobe, Inc. and GeoEye, Inc., issued July 23, 2012
99.2	Investor Presentation, dated July 23, 2012
99.3	Letter to DigitalGlobe Employees, dated July 23, 2012
99.4	Employee FAQ, dated July 23, 2012
99.5	Letter to GeoEye, Inc. Employees, dated July 23, 2012
99.6	Letter to DigitalGlobe Customers, dated July 23, 2012
99.7	Letter to DigitalGlobe Vendors, dated July 23, 2012

*This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.